UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  (811-05037)

Professionally Managed Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Eric W. Falkeis
Professionally Managed Portfolios
615 E. Michigan St.
Milwaukee, WI  53202
(Name and address of agent for service)

(414) 765-5301
Registrant's telephone number, including area code

Date of fiscal year end: March 31

Date of reporting period:  September 30, 2012

Item 1. Report to Stockholders.

SEMI-ANNUAL REPORT

Six Months Ended

September 30, 2012

October 29, 2012

Dear Shareholders:

The six-month period ended September 30, 2012 was positive for the Perkins Discovery Fund (the “Fund”), and the stock market in general.  The Fund finished the period with a return of 4.35% versus 4.24% for the Dow Jones Wilshire Micro-Cap Index, 1.60% for the Russell 2000® Index, 0.80% for the NASDAQ Composite Index and 3.38% for the S&P 500® Index.  Micro-cap stocks in general performed slightly better than the market as a whole.

At the Perkins Discovery Fund, we follow a bottom-up approach, using both fundamental and technical chart analysis to find new investment opportunities one by one and to monitor our current holdings.  During the six-month period, we acquired 5 new holdings and disposed of 7.  As a result, the portfolio contracted from 33 holdings to 31.  We started the period with 2.4% in cash and cash equivalents and ended with 1.8% as more money left the Fund than came in from new investors and liquidated positions.

Our three biggest gaining stocks for the six-month period were Medtox Scientific, Inc., NetScout Systems, Inc. and Eplus, Inc.  Medtox is a provider of products for workplace substance abuse testing and other laboratory services.  We have owned Medtox since 2009, when their business was beginning to turn around following the recession, at an average price of $9.85 per share.  It was acquired by Lab Corp. in August for $27.00 per share. NetScout makes software for monitoring and managing high-speed computer networks.  We purchased the stock in 2009 after it had pulled back in a difficult market and was trading at 10X trailing earnings.  The company has performed well since then and although the stock was weak last year, it is moving higher now and we continue to hold the position.  Eplus enables organizations to optimize their IT infrastructure and supply chain processes by delivering world-class IT products from top manufacturers, managed and professional services, flexible lease financing, proprietary software, and patented business methods and systems.  We have owned the company since 2009 as the stock was breaking out of a multi-year base.  The company has continued to perform very well and the stock has shown a strong uptrend.

The Fund’s three biggest losers were Appliance Recycling Centers, Inc., Augme Technologies, Inc. and AVI BioPharma, Inc.  Appliance Recycling recycles appliances and also operates 20 ApplianceSmart retail stores which sell household appliances.  They have a joint venture with GE through which they now recycle all of GE’s appliances in 12 states.  After several years in an uptrend the stock has pulled back this year, but we continue to hold it in anticipation of further growth of their recycling joint venture.  Augme provides strategic services and mobile marketing technology to leading consumer and healthcare brands.  They also have a significant IP portfolio covering content targeting and customized mobile delivery.  They have recently restructured with new management focusing on mobile marketing and reducing expenses associated with their IP monetization efforts.  AVI is a biopharmaceutical company focused on the discovery and development of ribonucleic acid (RNA)-based therapeutics.  We sold our position after they announced unexpected negative results on a clinical trial.

The table below shows the Fund’s performance for various periods ended September 30, 2012.

	Perkins	Dow Jones	Russell	NASDAQ	S&P
Annualized	Discovery	Wilshire	2000®	Composite	500®
Total Return	Fund	Micro-Cap Index	Index	Index	Index
Since 4-9-98
Inception	10.61%	7.48%	5.29%	3.78%	3.67%
Ten Year	10.94%	11.03%	10.17%	10.27%	8.01%
Five Year	-1.94%	0.68%	2.21%	2.90%	1.05%
Three Year	8.67%	10.34%	12.99%	13.66%	13.20%
One Year	19.81%	35.87%	31.91%	29.02%	30.20%

The Fund’s Gross Expense Ratio is 2.37%.

The Fund’s performance by calendar year is shown in the table below.

	Perkins	Dow Jones	Russell	NASDAQ	S&P
	Discovery	Wilshire	2000®	Composite	500®
Calendar Period	Fund	Micro-Cap Index	Index	Index	Index
1998 (Partial Year)	9.67%	-16.28%	-11.36%	21.34%	12.84%
1999	67.54%	40.68%	21.26%	85.58%	21.03%
2000	7.61%	-18.08%	-3.02%	-39.29%	-9.15%
2001	17.76%	24.82%	2.49%	-21.05%	-11.91%
2002	-31.18%	-8.54%	-20.48%	-31.53%	-22.18%
2003	67.87%	84.03%	47.25%	50.01%	28.62%
2004	22.55%	15.87%	18.33%	8.59%	10.92%
2005	1.13%	0.99%	4.55%	1.37%	4.88%
2006	20.46%	16.02%	18.37%	9.52%	15.80%
2007	4.31%	-8.52%	-1.57%	9.81%	5.49%
2008	-51.52%	-44.98%	-33.79%	-40.54%	-37.00%
2009	65.26%	47.59%	27.17%	43.89%	26.46%
2010	33.79%	28.24%	26.85%	16.91%	15.06%
2011	-14.20%	-12.37%	-4.18%	-1.80%	2.11%
2012
(YTD to 09/30/12)	11.70%	23.79%	14.23%	19.62%	16.44%
Annualized
(Inception
to 09/30/12)	10.61%	7.48%	5.29%	3.78%	3.67%

Please note that performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 800-998-3190. The fund imposes a 1.00% redemption fee on shares held less than 90 days.  Performance data does not reflect the redemption fee.  If it had, the return would be reduced.

Since the bottom a year ago in October, the market has been generally up this year with a pullback into June.  This is typical of election years and is a continuation of the cyclical uptrend that started in March of 2009.  In the average election year, the market has ended the year higher if the incumbent party won.  In this election, we think the opposite is true and that the market should likely move higher if the incumbent party loses.

We cannot control the action of the market; however, we will continue to choose stocks that we believe can do well over the long term using our same bottom-up selection process of looking for small companies that are benefiting from positive change.  And, of course, we continue to monitor our holdings.  Some of these will reach levels where they will be sold, even though they may continue to be good companies.  Others will not work out in the way we anticipated and will be candidates to be sold.  Both will be replaced with new ideas, as part of an ongoing process.  We believe the Discovery Fund is well positioned in micro-cap growth stocks that hold significant promise for the future.

Thank you for your continued support.

Sincerely,

Richard W. Perkins, C.F.A.	Daniel S. Perkins, C.F.A.
President	Executive Vice President

Opinions expressed above are those of Richard W. Perkins or Daniel S. Perkins and are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.

Small company investing involves additional risks such as limited liquidity and greater volatility. The fund invests in micro-cap and early stage companies which tend to be more volatile and somewhat more speculative than investments in more established companies. As a result, investors considering an investment in the Fund should consider their ability to withstand the volatility of the Fund’s net asset value associated with the risks of the portfolio.

The S&P 500® Index is a broad-based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general; the Russell 2000® Index consists of the smallest 2,000 companies in a group of 3,000 U.S. companies in the Russell 3000® Index, as ranked by market capitalization; and the NASDAQ Composite Index is a market capitalization-weighted index that is designed to represent the performance of the National Market System, which includes over 5,000 stocks traded only over-the-counter and not on an exchange.  The Dow Jones Wilshire Micro-Cap Index is formed by taking the 2,500 smallest companies, as measured by Market Capitalization of the Dow Jones Wilshire 5000 Index. One cannot invest directly in an index.  Please refer to the schedule of investments for more information regarding fund holdings.  Fund holdings are subject to change and are not recommendations to buy or sell any security.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Must be preceded or accompanied by a prospectus.  Please read it carefully before investing.

The Fund was distributed by Quasar Distributors, LLC until 10/26/12.  The Fund is now distributed by First Dominion Capital Corp.  Quasar Distributors, LLC and First Dominion Capital Corp. are not affiliated.  (11/12)

The Perkins Discovery Fund

SECTOR ALLOCATION as of September 30, 2012 (Unaudited)

*  Cash equivalents and liabilities in excess of other assets.

EXPENSE EXAMPLE For the Six Months Ended September 30, 2012 (Unaudited)

As a shareholder of the Perkins Discovery Fund (the “Fund”), you incur two types of costs: (1) transaction costs, including redemptions fees and (2) ongoing costs, including investment advisory fees; distribution fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (4/1/12 – 9/30/12).

Actual Expenses

The first line of the table below provides information about actual account values based on actual returns and actual expenses. Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that a redemption be made by wire transfer, the Fund’s transfer agent currently charges a $15.00 fee.  You will be charged a redemption fee equal to 1% of the net amount of the redemption if you redeem your shares less than 90 days after you purchase them.  An Individual Retirement Account (“IRA”) will be charged a $15.00 annual maintenance fee.  To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund.  Actual expenses of the underlying funds may vary.  These

The Perkins Discovery Fund

EXPENSE EXAMPLE For the Six Months Ended September 30, 2012 (Unaudited) (Continued)

expenses are not included in the example below.  The example below includes, but is not limited to, investment advisory fees, shareholder servicing fees, fund accounting fees, custody fees and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses, interest expense or dividends on short positions taken by the Fund and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account	Account	During the Period
	Value 4/1/12	Value 9/30/12	4/1/12 – 9/30/12*
Actual	$1,000	$1,044	$10.25
Hypothetical (5% annual
return before expenses)	$1,000	$1,015	$10.10

*
Expenses are equal to the Fund’s annualized expense ratio for the most recent six month period of 2.00% (reflecting fee waivers in effect) multiplied by the average account value over the period multiplied by 183/365 (to reflect the one-half year period).

The Perkins Discovery Fund

SCHEDULE OF INVESTMENTS at September 30, 2012 (Unaudited)

Shares		Value
COMMON STOCKS: 98.6%
Ambulatory Health
Care Services: 5.0%
20,000	U.S. Physical
	Therapy, Inc.	$552,600

Amusement, Gaming &
Entertainment: 0.8%
40,000	Lakes
	Entertainment, Inc.*	85,200
Chemical Manufacturing: 6.6%
70,000	Cardiome
	Pharma Corp.*	23,170
35,000	Cardiovascular
	Systems, Inc.*	404,600
150,000	Dyadic
	International, Inc.*	261,000
50,000	Oculus Innovative
	Sciences, Inc.*	47,000
		735,770
Computers & Electronic
Manufacturing: 3.5%
40,000	EDAP TMS SA - ADR*	68,400
65,000	Synergetics USA, Inc.*	321,100
		389,500
Computer Programming: 10.8%
85,000	Augme
	Technologies, Inc.*	66,300
70,000	Computer Task
	Group, Inc.*	1,132,600
		1,198,900
Computer Systems
Design & Services: 21.2%
20,000	Black Diamond, Inc.*	175,400
35,000	Datalink Corp.*	289,800
40,000	Ebix, Inc.	944,400
30,000	NetScout Systems, Inc.*	765,300
4,700	SPS Commerce, Inc.*	180,809
		2,355,709
Electrical Equipment: 3.5%
40,000	Coleman Cable, Inc.	385,600

Food Manufacturing: 3.8%
75,000	Inventure Foods, Inc.*	426,750

Food Services: 3.4%
40,000	Famous Dave’s of
	America, Inc.*	380,800

Health Care Manufacturing: 4.3%
125,000	Uroplasty, Inc.*	476,250

Health Care Plans: 5.0%
60,000	Metropolitan Health
	Networks, Inc.*	560,400

Logistics: 2.7%
17,800	Echo Global
	Logistics, Inc.*	305,270

Management Consulting: 1.5%
100,000	Insignia Systems, Inc.*	171,000

Newspaper, Periodical, Book,
and Directory Publishing: 1.9%
20,000	The E.W. Scripps Co.*	213,000

Oil & Gas Services: 3.2%
85,000	Synergy
	Resources Corp.*	354,450

Printing Services: 4.1%
35,000	InnerWorkings, Inc.*	455,700

Retailers: 2.7%
90,000	Appliance Recycling
	Centers of
	America, Inc.*	297,900

Software Services: 11.1%
65,000	Actuate Corp.*	456,950
20,000	ePlus, Inc.*	784,400
		1,241,350
Water & Sewage Systems: 1.7%
10,000	Aegion Corp.*	191,600

Telecommunication Services: 1.8%
90,000	Broadcast
	International, Inc.*	17,100
85,000	Multiband Corp.*	182,750
		199,850
TOTAL COMMON STOCKS
(Cost $8,190,795)		10,977,599

The accompanying notes are an integral part of these financial statements.

The Perkins Discovery Fund

SCHEDULE OF INVESTMENTS at September 30, 2012 (Unaudited) (Continued)

Shares		Value
	SHORT-TERM INVESTMENT: 1.8%
	Money Market Fund: 1.8%
200,564	Invesco Short-Term
	Prime Portfolio -
	Institutional Class^,
	0.00	$200,564
	TOTAL SHORT-TERM
	INVESTMENT
	(Cost $200,564)	200,564
	TOTAL INVESTMENTS
	IN SECURITIES: 100.4%
	(Cost $8,391,359)	11,178,163
	Liabilities in Excess of
	Other Assets: (0.4)%	(46,936)
	TOTAL NET ASSETS: 100.0%	$11,131,227

*	Non-income producing security.
ADR	American Depositary Receipt
^	7-day yield as of September 30, 2012.

The accompanying notes are an integral part of these financial statements.

The Perkins Discovery Fund

STATEMENT OF ASSETS AND LIABILITIES at September 30, 2012 (Unaudited)

ASSETS
Investments in securities, at value
(Cost $8,391,359) (Note 2)	$11,178,163
Receivables:
Dividend and Interest	10
Prepaid expenses	15,343
Total assets	11,193,516

LIABILITIES
Payables:
Investment advisory fees, net	1,221
Administration fees	13,862
Custody fees	506
Distribution fees	7,199
Fund accounting fees	7,903
Transfer agent fees	12,111
Chief Compliance Officer fees	2,634
Other accrued expenses	16,853
Total liabilities	62,289

NET ASSETS	$11,131,227
Net asset value, offering price and redemptions price
per share ($11,131,227/410,513 shares
outstanding; unlimited number of shares
authorized without par value)	$27.12

COMPONENTS OF NET ASSETS
Paid-in capital	$12,805,335
Undistributed net investment income	40,628
Accumulated net realized loss on investments	(4,501,540)
Net unrealized appreciation on investments	2,786,804
Net assets	$11,131,227

The accompanying notes are an integral part of these financial statements.

The Perkins Discovery Fund

STATEMENT OF OPERATIONS For the Six Months Ended September 30, 2012 (Unaudited)

INVESTMENT INCOME
Dividends	$9,200
Interest	124
Total investment income	9,324

EXPENSES (Note 3)
Investment advisory fees	57,381
Administration fees	19,608
Transfer agent fees	17,781
Distribution fees	14,345
Fund accounting fees	11,799
Registration fees	10,898
Audit fees	10,074
Miscellaneous expense	5,859
Reports to shareholders	5,592
Chief Compliance Officer fees	3,881
Legal fees	3,398
Trustee fees	2,220
Custody fees	1,903
Insurance expense	645
Total expenses	165,384
Less: fees waived	(50,622)
Net Expenses	114,762
Net investment loss	(105,438)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on investments	(114,749)
Change in net unrealized appreciation on investments	666,040
Net realized and unrealized gain on investments	551,291
Net increase in net assets
resulting from operations	$445,853

The accompanying notes are an integral part of these financial statements.

The Perkins Discovery Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended	Year Ended
	September 30, 2012#	March 31, 2012
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income (loss)	$(105,438)	$187,833
Net realized loss on investments	(114,749)	(60,569)
Change in net unrealized
appreciation (depreciation)
on investments	666,040	(2,985,947)
Net increase (decrease) in net assets
resulting from operations	445,853	(2,858,683)
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	—	(41,768)
Total distributions
to shareholders	—	(41,768)
CAPITAL SHARE TRANSACTIONS
Net decrease in net assets
derived from net change
in outstanding shares (a)	(1,586,816)	(6,413,260)
Total decrease in net assets	(1,140,963)	(9,313,711)
NET ASSETS
Beginning of period/year	12,272,190	21,585,901
End of period/year	$11,131,227	$12,272,190
Undistributed net investment income	$40,628	$196,065

(a)	Summary of capital share transactions is as follows:

	Six Months Ended		Year Ended
	September 30, 2012#		March 31, 2012
	Shares	Value	Shares	Value
Shares sold	39,107	$126,137	39,005	$1,085,088
Shares issued in
reinvestment of
distributions	—	—	1,696	39,799
Shares redeemed (b)	(277,577)	(1,712,953)	(277,401)	(7,538,147)
Net decrease	(238,470)	$(1,586,816)	(236,700)	$(6,413,260)

(b)	Net of redemption fees of $122 and $3,386, respectively.
#	Unaudited.

The accompanying notes are an integral part of these financial statements.

The Perkins Discovery Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period/year

	Six Months
	Ended
	September 30,	Year Ended March 31,
	2012#	2012	2011	2010	2009	2008
Net asset value, beginning
of period/year	$25.99	$30.45	$23.85	$13.22	$22.15	$29.14
INCOME FROM INVESTMENT OPERATIONS:
Net investment
income (loss)	(0.21)	0.39	(0.39)	(0.33)	(0.31)	(0.28)
Net realized and
unrealized gain (loss)
on investments	1.34	(4.78)	6.97	10.94	(8.44)	(5.89)
Total from investment
operations	1.13	(4.39)	6.58	10.61	(8.75)	(6.17)
LESS DISTRIBUTIONS:
From net
investment income	—	(0.08)	—	—	—	—
From net
realized gain	—	—	—	—	(0.18)	(0.92)
Total distributions	—	(0.08)	—	—	(0.18)	(0.92)
Paid-in capital from
redemption fees
(Note 2)	0.00 *	0.01	0.02	0.02	0.00 *	0.10
Net asset value,
end of period/year	$27.12	$25.99	$30.45	$23.85	$13.22	$22.15
Total return	4.35%	(14.37)%	27.67%	80.41%	(39.40)%	(21.33)%
SUPPLEMENTAL DATA:
Net assets, end of period/
year (millions)	$11.1	$12.3	$21.6	$14.1	$6.8	$15.9
Portfolio turnover rate	7%	14%	22%	39%	60%	93%
RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived and
expenses absorbed	2.88%	2.48%	2.29%	2.88%	2.92%	2.18%
After fees waived and
expenses absorbed	2.00%	2.00%	2.00%	2.00%	2.00%	2.02%
RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS:
Before fees waived and
expenses absorbed	(2.72)%	0.74%	(1.81)%	(2.67)%	(2.40)%	(1.15)%
After fees waived and
expenses absorbed	(1.84)%	1.22%	(1.52)%	(1.79)%	(1.48)%	(0.99)%

*	Amount is less than $0.01.
#	Unaudited.

The accompanying notes are an integral part of these financial statements.

The Perkins Discovery Fund

NOTES TO FINANCIAL STATEMENTS September 30, 2012 (Unaudited)

NOTE 1 – ORGANIZATION

The Perkins Discovery Fund (the “Fund”) is a diversified series of shares of beneficial interest of Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company.  The Fund commenced operations on April 9, 1998.

The Fund’s investment objective is to seek long-term capital appreciation.

On October 26, 2012 the Perkins Discovery Fund was reorganized from the Professionally Managed Portfolios Trust into the World Funds Trust (Please see Note 2, I).

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund.  These policies are in conformity with accounting principles generally accepted in the United States of America.

A.
Security Valuation.  All equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”), are valued at the last reported sale price on the exchange on which the security is principally traded.  Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”).  If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used.  All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market.  If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

Short-term securities that have maturities of less than 60 days, at the time of purchase, are valued at amortized cost, which when combined with accrued interest, approximates market value.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees.  When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Board of Trustees.  Fair value pricing is an inherently subjective

The Perkins Discovery Fund

NOTES TO FINANCIAL STATEMENTS September 30, 2012 (Unaudited) (Continued)

process, and no single standard exists for determining fair value.  Different funds could reasonably arrive at different values for the same security.  The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. As of September 30, 2012, the Fund did not hold any fair valued securities.

As described above, the Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The Perkins Discovery Fund

NOTES TO FINANCIAL STATEMENTS September 30, 2012 (Unaudited) (Continued)

The following is a summary of the inputs used to value the Fund’s net assets as of September 30, 2012:

	Level 1	Level 2	Level 3	Total
Common Stocks^	$10,977,599	$—	$—	$10,977,599
Short-Term Investment	200,564	—	—	200,564
Total Investments in Securities	$11,178,163	$—	$—	$11,178,163

^ See Schedule of Investments for industry breakout.
There were no transfers into or out of Level 1 and 2 during the period.

B.
Federal Income Taxes. The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.  Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare each year as dividends in each calendar year at least 98.0% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

At March 31, 2012, the Fund deferred on a tax basis, a post- December late-year loss of $183,657, which will be recognized in the following year.  At March 31, 2012, the Fund had capital loss carryovers of 4,203,134, which expire as follows:

Capital Loss Carryover	Expiration
$2,005,082	3/31/2017
$2,198,052	3/31/2018

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2009-2011), or expected to be taken in the Fund’s 2012 tax returns.  The Fund identifies its major tax jurisdictions as U.S. Federal and Massachusetts State; however the Fund is not aware of any tax positions for which it is reasonably possible that

The Perkins Discovery Fund

NOTES TO FINANCIAL STATEMENTS September 30, 2012 (Unaudited) (Continued)

the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Security Transactions and Investment Income.  Investment securities transactions are accounted for on the trade date.  Gains and losses realized on sales of securities are determined on a specific identification  basis.  Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method.  Dividend income is recorded on the ex-dividend date.  Interest income is recorded on an accrual basis.  Other non-cash dividends are recognized as investment income at the fair value of property received.  Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

D.
Distributions to Shareholders.  Distributions to shareholders from net investment income and net realized gains on securities for the Fund normally are declared and paid on an annual basis.  Distributions are recorded on the ex-dividend date.

E.
Use of Estimates.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the period.  Actual results could differ from those estimates.

F.
Share Valuation. The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for each Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the NYSE is closed for trading.  The offering and redemption price per share for the Fund is equal to the Fund’s net asset value per share.  The Fund charges a 1.00% redemption fee on shares held less than 90 days.  These fees are deducted from the redemption proceeds otherwise payable to the shareholder.  The Fund will retain the fee charged as paid-in capital and such fees become part of that Fund’s daily NAV calculation.

The Perkins Discovery Fund

NOTES TO FINANCIAL STATEMENTS September 30, 2012 (Unaudited) (Continued)

G.
Guarantees and Indemnifications.  In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss to be remote.

H.
Illiquid Securities. A security may be considered illiquid if it lacks a readily available market.  Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued by the Fund.  Illiquid securities may be valued under methods approved by the Fund’s Board of Trustees as reflecting fair value.  The Fund intends to invest no more than 15% of its net assets in illiquid securities. At September 30, 2012, the Perkins Discovery Fund did not have any investments in illiquid securities.

I.
Subsequent Events.  On August 14th, 2012 the Board of Trustees of Professionally Managed Portfolios voted to approve an Agreement and Plan of Reorganization whereby the Perkins Discovery Fund would reorganize out of the Trust and into a newly created series of the same name of the World Funds Trust (the “Reorganization”).  At a special meeting of the shareholders held on October 12, 2012, shareholders approved the reorganization of the Fund based on the following results:

Total outstanding shares:	430,014
Total shares voted:	234,386
For:	221,596
Against:	11,927
Abstain:	863

The Reorganization was structured as a tax-free reorganization for federal tax purposes and became effective on October 26, 2012.

J.
New Accounting Pronouncement.  In December 2011, FASB Issued ASU No. 2011-11 related to disclosures about offsetting assets and liabilities.  The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods.  The guidance requires retrospective application for all

The Perkins Discovery Fund

NOTES TO FINANCIAL STATEMENTS September 30, 2012 (Unaudited) (Continued)

comparative periods presented. Management is currently evaluation the impact ASU 2011-11 will have on the financial statement disclosure.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

Perkins Capital Management, Inc. (the “Advisor”) provides the Fund with investment management services under an Investment Advisory Agreement (the “Agreement”).  Under the Agreement, the Advisor furnishes all investment advice, office space and certain administrative services, and provides most of the personnel needed by the Fund.  As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 1.00% based upon the average daily net assets of the Fund.  For the six months ended September 30, 2012, the Fund incurred $57,381 in advisory fees.

Effective July 18, 2007, the Advisor has contractually agreed to limit the Fund’s annual ratio of expenses to 2.00% of the Fund’s average daily net assets. The contract’s term is indefinite and may be terminated only by the Board of Trustees.  Any fees waived or voluntarily reduced and/or any Fund expenses absorbed by the Advisor pursuant to the agreed upon expense cap shall be reimbursed by the Fund to the Advisor, if so requested by the Advisor, anytime before the end of the third fiscal year following the year to which the fee waiver and/or expense absorption relates, provided the aggregate amount of the Fund’s current operating expenses for such fiscal year does not exceed the applicable limitation on Fund expenses.

At September 30, 2012, the cumulative unreimbursed amount paid and/or waived by the Advisor on behalf of the Fund that may be reimbursed was $271,453.  The Advisor may recapture a portion of the above amount no later than the dates as stated below:

Year of Expiration	Amount
March 31, 2013	94,895
March 31, 2014	52,537
March 31, 2015	73,399
March 31, 2016	50,622

The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement.  Any such reimbursement is also contingent upon Board of Trustees review and approval prior to the time the reimbursement is initiated.

The Perkins Discovery Fund

NOTES TO FINANCIAL STATEMENTS September 30, 2012 (Unaudited) (Continued)

U.S. Bancorp Fund Services, LLC (the “USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Fund’s Administrator (the “Administrator”) and, in that capacity, performs various administrative and accounting services for the Fund.  USBFS also serves as the Fund’s fund accountant, transfer agent, dividend disbursing agent and registrar.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund’s expense accruals.  For the six months ended September 30, 2012, the Fund incurred $19,608 in administration fees. The officers of the Trust are employees of the Administrator. The Chief Compliance Officer is also an employee of the Administrator.  For the six months ended September 30, 2012, the Fund was allocated $3,881 of the Trust’s Chief Compliance Officer fee.  Effective October 26, 2012, Commonwealth Companies is the fund administrator, fund accountant and transfer agent.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  U.S. Bank, N.A. (the “Custodian”) serves as custodian to the Fund. Both the Distributor and Custodian are affiliates of the Administrator.  Effective October 26, 2012, the distributor and custodian is First Dominion Capital Corp. and UMB Bank, N.A., respectively.

The Fund has adopted a Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the 1940 Act.  The Plan provides that the Fund may pay a fee to the Advisor as Distribution Coordinator at an annual rate of up to 0.25% of the average daily net assets of the Fund.  The Fund pays a fee to the Advisor as compensation for distribution-related activities, not reimbursement for specific expenses.  For the six months ended September 30, 2012, the Fund paid distribution fees of $14,345 to the Advisor.

NOTE 4 – PURCHASES AND SALES OF SECURITIES

For the six months ended September 30, 2012, the cost of purchases and the proceeds from sales of securities for the Fund, excluding short-term securities, was $823,686 and $2,118,305, respectively.

There were no purchases or sales of U.S. Government obligations for the six months ended September 30, 2012.

The Perkins Discovery Fund

NOTES TO FINANCIAL STATEMENTS September 30, 2012 (Unaudited) (Continued)

The cost basis of investments for federal income tax purposes at September 30, 2012 was as follows:

Cost of investments	$8,391,359
Gross tax unrealized appreciation	4,892,819
Gross tax unrealized depreciation	(2,106,015)
Net tax unrealized appreciation	$2,786,804

NOTE 5 – DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the six months ended September 30, 2012 and year ended March 31 2012 for the Fund, was as follows:

	September 30,	March 31,
	2012	2012
Distributions paid from:
Ordinary Income	$—	$41,768

As of March 31, 2012 the components of distributable earnings on a tax basis were as follows:

Net tax unrealized appreciation	$2,752,837
Undistributed ordinary income	146,065
Undistributed long-term capital gain	—
Total distributable earnings	$146,065
Other accumulated gains/(losses)	(4,386,791)
Total accumulated earnings/(losses)	$(1,487,889)

The Perkins Discovery Fund

INFORMATION ABOUT PROXY VOTING (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 673-0550 or by accessing the Fund’s web site at www.perkinscapital.com.  Furthermore, you can obtain the description on the SEC’s web site at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (800) 673-0550 or by accessing the SEC’s web site at www.sec.gov.

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)

The Fund files its complete schedule of portfolio holdings for its first and third fiscal quarters with the SEC on Form N-Q. The Fund’s Form N-Q is available without charge, upon request, by calling (800) 673-0550.  The Fund discloses its calendar quarter-end portfolio holdings on its web site at www.perkinscapital.com within 7 business days after the calendar quarter end.  Furthermore, you can obtain the Form N-Q on the SEC’s web site at www.sec.gov.

INFORMATION ABOUT HOUSEHOLDING (Unaudited)

In an effort to conserve resources, the Fund intends to reduce the number of duplicate Prospectuses and Annual and Semi-Annual Reports you receive by sending only one copy of each to addresses where we reasonably believe two or more accounts are from the same family. If you would like to discontinue householding for your accounts, please call toll-free at (800) 673-0550 to request individual copies of these documents.  We will begin sending individual copies thirty days after receiving your request to stop householding. This policy does not apply to account statements.

The Perkins Discovery Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting held on August 13 and 14, 2012, the Board (which is comprised of four persons who are Independent Trustees as defined under the Investment Company Act and one Interested Trustee) considered and approved the continuance of the Advisory Agreement for The Perkins Discovery Fund (the “Fund”), a series of Professionally Managed Portfolios (the “Trust”) with Perkins Capital Management, Inc. (the “Advisor”) through December 31, 2012.  At this meeting and at a prior meeting held on May 14 and 15, 2012, the Board received and reviewed substantial information regarding the Fund, the Advisor and the services provided by the Advisor to the Fund under the Advisory Agreement.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.

The Board also considered that at the same meeting held August 13 and 14, 2012, it had approved an Agreement and Plan of Reorganization under which the Fund would be reorganized into a newly-created, substantially similar series of the World Funds Trust on or around October 26, 2012, subject to shareholder approval.  The Board noted that if the Reorganization were to be completed, the Fund would cease to exist as a series of the Trust effective October 26, 2012, but rather the Advisor would continue to manage the Fund as a newly-created series of World Funds Trust pursuant to a new investment advisory agreement with World Funds Trust.  As a result, the Board approved renewal of the advisory agreement for an interim period ending on December 31, 2012.

Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the continuance of the Advisory Agreement:

1.
The nature, extent and quality of the services provided and to be provided by the Advisor under the Advisory Agreement.  The Board considered the Advisor’s specific responsibilities in all aspects of day-to-day investment management of the Fund.  The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Advisor involved in the day-to-day activities of the Fund.  The Board also considered the resources and compliance structure of the Advisor, including information regarding its compliance program, its chief compliance officer and the Advisor’s compliance record, and the Advisor’s business continuity plan.  The Board also considered the prior

The Perkins Discovery Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

relationship between the Advisor and the Trust, as well as the Board’s knowledge of the Advisor’s operations, and noted that during the course of the prior year they had met with the Advisor in person to discuss various marketing and compliance topics, including the Advisor’s diligence in risk oversight.  The Board concluded that the Advisor had the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that the nature, overall quality, cost and extent of such management services are satisfactory and reliable.

2.
The Fund’s historical year-to-date performance and the overall performance of the Advisor.  In assessing the quality of the portfolio management delivered by the Advisor, the Board reviewed the short-term and long-term performance of the Fund on both an absolute basis, and in comparison to its peer funds utilizing Morningstar classifications.

The Board noted the Fund had underperformed its peer group median for the year-to-date, one-year, three-year, and five-year time periods.  The Board observed that the Fund had outperformed its peer group median for the ten-year time period.

The Trustees also considered any differences of performance between similarly managed accounts and the performance of the Fund and found the differences to be reasonable.

3.
The costs of the services to be provided by the Advisor and the structure of the Advisor’s fees under the Advisory Agreement.  In considering the advisory fee and total fees and expenses of the Fund, the Board reviewed comparisons to the peer funds and separate accounts for other types of clients advised by the Advisor, as well as all expense waivers and reimbursements.

The Board noted that the Advisor had contractually agreed to maintain an annual expense ratio of 2.00%.  The Trustees noted that the Fund’s contractual advisory fee and net expense ratio were above those of its peer group median.  The Board concluded that the fees paid to the Advisor were fair and reasonable in light of comparative performance and expense and advisory fee information.

The Trustees took into consideration the services the Advisor provided to its institutional and separately managed account clients comparing the fees charged for those management services to the fees charged to

The Perkins Discovery Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

the Fund. The Trustees found that the fees charged to the Fund were in line with the fees charged by the Advisor to its other investment management and separately managed account clients.

4.
Economies of Scale.  The Board also considered that economies of scale would be expected to be realized by the Advisor as the assets of the Fund grow.  The Board noted that the Advisor has contractually agreed to reduce its advisory fees or reimburse expenses so that the Fund does not exceed its specified expense limitation.  The Board concluded that there were no effective economies of scale to be shared with the Fund at current asset levels, but would revisit this issue in the future as circumstances changed and asset levels increased.

5.
The profits to be realized by the Advisor and its affiliates from their relationship with the Fund.  The Board reviewed the Advisor’s financial information and took into account both the direct benefits and the indirect benefits to the Advisor from advising the Fund.  The Board considered the profitability to the Advisor from its relationship with the Fund and considered any additional benefits derived by the Advisor from its relationship with the Fund, particularly benefits received in exchange for “soft dollars” and the 12b-1 fees paid to the Advisor.  After such review, the Board determined that the profitability to the Advisor with respect to the Advisory Agreement was not excessive, and that the Advisor had maintained adequate profit levels to support the services it provides to the Fund.

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreement, but rather the Board based its determination on the total combination of information available to them.  Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangements with the Advisor, including the advisory fee, were fair and reasonable.  The Board, therefore, determined that the continuance of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

The Perkins Discovery Fund

PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

•  Information we receive about you on applications or other forms;

•  Information you give us orally; and

•  Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

(This Page Intentionally Left Blank.)

Advisor
PERKINS CAPITAL MANAGEMENT, INC.
730 East Lake Street
Wayzata, MN  55391-1769
(800) 998-3190
(952) 473-8367

Distributor
FIRST DOMINION CAPITAL CORP.
8730 Stony Point Parkway, Suite 205
Richmond, VA  23235

Custodian
UMB BANK, N.A.
928 Grand Boulevard
Kansas City, MO  64106

Transfer Agent, Fund Accounting & Fund Administration
COMMONWEALTH COMPANIES
8730 Stony Point Parkway, Suite 205
Richmond, VA  23235

Independent Registered Public Accounting Firm
TAIT, WELLER & BAKER LLP
1818 Market Street, Suite 2400
Philadelphia, PA  19103

Legal Counsel
THE LAW OFFICES OF JOHN. H. LIVELY & ASSOCIATES, INC.
A member firm of the 1940 Act Law Group™
11300 Tomahawk Creek Parkway, Suite 310
Leawood, KS  66211

The Perkins Discovery Fund
Symbol – PDFDX
CUSIP – 742935711

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to previous Form N-CSR filing.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Professionally Managed Portfolios

By (Signature and Title)                      /s/Eric W. Falkeis
Eric W. Falkeis, President

Date     December 7, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)                      /s/Eric W. Falkeis
Eric W. Falkeis, President

Date     December 7, 2012
By (Signature and Title)                      /s/Patrick J. Rudnick
Patrick J. Rudnick, Treasurer

Date     December 7, 2012
* Print the name and title of each signing officer under his or her signature.